UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Income Opportunities Fund (EAD)
Semi-Annual Report
October 31, 2023

The views expressed and any forward-looking statements are as of October 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Income Opportunities Fund for the six-month period that ended October 31, 2023. Globally, stocks and bonds experienced high levels of volatility during the period. While navigating persistently high inflation and the impact of ongoing aggressive central bank rate hikes, with gradually declining inflation, anticipation rose over an end to the central bank monetary tightening cycle. For the six-month period, domestic U.S. and global stocks and bonds had mixed results, with U.S. stocks generally faring better than international equities. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. But ongoing rate hikes remained a headwind during the six-month period.
For the period, U.S. stocks, based on the S&P 500 Index,1 returned 1.39%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 lost 7.11% while the MSCI EM Index (Net) (USD),3 returned -4.78%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -6.13%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.20%, the Bloomberg Municipal Bond Index6 lost 4.65%, and the ICE BofA U.S. High Yield Index7 returned -0.02%.
Affected by high inflation and central bank rate hikes, markets were volatile.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
8
The Core U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England (BoE) all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. However, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI1 rose 3.7%. However, the three-month trend for Core CPI stood at an annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent, higher-than-targeted inflation. As anticipated, the Fed did pause and held rates steady in September. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
1
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Income Opportunities Fund | 3

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
4 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• Effective with the distribution to be declared in November 2023, the Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of October 31, 2023[1]

	6 months	1 year	5 year	10 year
Based on market value	-4.81	-0.43	3.95	4.60
Based on net asset value (NAV)	-0.87	4.59	3.79	5.44
ICE BofA U.S. High Yield Constrained Index[2]	-0.03	5.89	2.88	3.78
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended October 31, 2023, was 3.73% which includes 2.72% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

8 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund overview
The Fund’s return based on market value was -4.81% for the six-month period that ended October 31, 2023. During the same period, the Fund’s return based on its net asset value (NAV) was -0.87%. Based on its market value and NAV returns, the Fund underperformed the ICE BofA U.S. High Yield Constrained Index, which returned -0.07% for the same period.
Market overview
An uptick in interest rate volatility and higher yields weighed on U.S. high yield performance over the past six months. Conversely, leveraged loans generated steady positive performance. As a result, high yield had a flat total return and leveraged loans produced mid-single-digit returns over the period. Robust economic growth and a decelerating pace of inflation helped boost corporate fundamentals as companies remained profitable and generated strong cash flow. Credit rating migration held steady as upgrades were in line with downgrades. Conversely, tighter monetary policy and higher base rates with the federal funds rate rising 50 basis points (bps; 100 bps equal 1.00%) to 5.5% put increasing pressure on marginal credits—particularly those with variable-rate bank funding. As a result, default rates pushed higher over the past six months, from 2% to about 2.3% as of October 31, 2023. Commodity-based sectors, such as energy, outperformed over the course of the year, whereas higher-rated, longer-duration sectors, such as utilities, lagged. However, idiosyncratic dispersion across most sectors increased because of tighter financial conditions.

Ten largest holdings (%) as of October 31, 2023[1]
Geo Group, Inc., 12.45%, 3-23-2027	2.28
CoreCivic, Inc., 8.25%, 4-15-2026	2.13
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1-15-2034	2.07
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1-15-2026	1.96
CCM Merger, Inc., 6.38%, 5-1-2026	1.91
PG&E Corp., 5.25%, 7-1-2030	1.78
Match Group Holdings II LLC, 5.63%, 2-15-2029	1.66
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8-15-2028	1.57
Encino Acquisition Partners Holdings LLC, 8.50%, 5-1-2028	1.49
Sabre Global, Inc., 11.25%, 12-15-2027	1.44

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Performance
The portfolio underperformed the benchmark based on market value and NAV for the six-month period. In April 2023, the portfolio was overweight gas distribution, electric-generation, and recreation and travel and underweight telecom-wireline, chemicals, and food-wholesale. By rating, the Fund was overweight BBBs and underweight BBs and CCCs. The Fund was long the 1- to 3-year and 7- to 10-year segments and short the 3- to 7-year segments. The Fund was short duration but long yield and spread against the index.
For the six months that ended October 2023, recreation and travel and pharmaceuticals were the strongest contributing sectors, while investments and miscellaneous financials and specialty retail were the most detrimental sectors. Encino Acquisition Partners was our best performer, while Enviva and Resolute Investment Managers (American Beacon) were the worst. Not holding Bausch Health was positive, while not holding Carvana hurt relative performance as it rallied in the index. By rating, our underweight to higher-quality BBs helped performance while our overweight to BBBs was detrimental. Our overweight to the segment of less than 3 years was a performance driver, while our overweight to 7- to
10-year bonds hurt.
Credit quality as of October 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

At the end of October, we remained short of the index—overweight 1- to 3-year and underweight the 5-year and longer segment. We favor single Bs over BBs and CCCs. By sector, the Fund is overweight electric generation, gas distribution, and recreation and travel and underweight telecom-wireline, chemicals, and software/services. Relative to the index, the Fund is short on duration, has slightly less yield, and is even on spread.

Allspring Income Opportunities Fund | 9

Performance highlights (unaudited)
Effective maturity distribution as of October 31, 2023[1]

4%
0-1 year
29%
1-3 year(s)
30%
3-5 years
34%
5-10 years
2%
10-20 years
1%
30+ years

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Leverage had a negative impact
The Fund’s use of leverage through bank borrowings had a negative impact on the NAV total return performance during this reporting period. As of October 31, 2023, the Fund had approximately 31% of total assets in leverage.
Market outlook
The outlook for U.S. high yield and leveraged loans is mixed. With both segments of the market yielding close to 10%, valuations appear attractive. Current yields provide considerable cushion for investors to weather higher price volatility and an uptick in defaults going forward. In addition, many high yield credits have successfully transitioned to a higher inflation, higher volatility, tighter monetary policy environment. Much success is due to well-funded balance sheets with low-cost debt. However, broad-based credit fundamentals are slowly eroding as tighter monetary policy and higher interest costs start to bite. Default rates are expected to rise toward 4% to 6% over the next 12 to 24 months as the economy slows to below-trend growth while idiosyncratic dispersion is likely to remain high. Small to midsize borrowers heavily dependent on variable-rate bank debt are particularly vulnerable to economic shocks in this environment. Successfully navigating the market will be heavily dependent on deft security selection and deep credit analysis.

10 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2023 (unaudited)
Portfolio of investments

	Shares	Value
Common stocks: 0.30%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	178	$0
Energy: 0.30%
Energy equipment & services: 0.30%
Bristow Group, Inc.†	45,908	1,200,035
Total common stocks (Cost $534,643)		1,200,035

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 116.19%
Communications: 19.70%
Advertising: 1.97%
Clear Channel Outdoor Holdings, Inc.144A	7.50%	6-1-2029	$2,110,000	1,535,839
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	2,010,000	1,957,700
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	4,480,000	3,595,200
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	905,000	803,893
				7,892,632
Internet: 5.24%
Arches Buyer, Inc.144A	4.25	6-1-2028	1,875,000	1,553,060
Arches Buyer, Inc.144A	6.13	12-1-2028	3,725,000	3,008,757
Cablevision Lightpath LLC144A	3.88	9-15-2027	1,810,000	1,472,370
Cablevision Lightpath LLC144A	5.63	9-15-2028	1,600,000	1,197,260
Match Group Holdings II LLC144A	5.63	2-15-2029	7,390,000	6,670,673
Uber Technologies, Inc.144A	4.50	8-15-2029	5,690,000	5,018,209
Uber Technologies, Inc.144A	8.00	11-1-2026	2,100,000	2,114,809
				21,035,138
Media: 11.66%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	11,495,000	8,302,870
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	6,040,000	4,843,085
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	850,000	650,672
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	375,000	336,726
CSC Holdings LLC144A	4.63	12-1-2030	2,400,000	1,217,093
CSC Holdings LLC144A	5.75	1-15-2030	4,030,000	2,108,374
CSC Holdings LLC144A	11.25	5-15-2028	2,125,000	2,026,856
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.144A	5.88	8-15-2027	1,235,000	1,082,150
DISH Network Corp.144A	11.75	11-15-2027	1,840,000	1,822,630
Gray Escrow II, Inc.144A	5.38	11-15-2031	7,900,000	4,978,986
Gray Television, Inc.144A	4.75	10-15-2030	4,300,000	2,756,893
Nexstar Media, Inc.144A	5.63	7-15-2027	1,730,000	1,556,932
Scripps Escrow II, Inc.144A	5.38	1-15-2031	6,650,000	4,129,118
Scripps Escrow, Inc.144A	5.88	7-15-2027	2,095,000	1,566,013
Sirius XM Radio, Inc.144A	4.13	7-1-2030	5,400,000	4,287,681
Townsquare Media, Inc.144A	6.88	2-1-2026	5,576,000	5,154,778
				46,820,857
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 11

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Telecommunications: 0.83%
CommScope, Inc.144A	4.75%	9-1-2029	$900,000	$614,250
CommScope, Inc.144A	6.00	3-1-2026	3,240,000	2,721,536
				3,335,786
Consumer, cyclical: 20.72%
Airlines: 1.24%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	1,997,070	1,811,416
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	2,685,000	1,983,864
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	1,605,000	1,183,688
				4,978,968
Apparel: 1.30%
Crocs, Inc.144A	4.13	8-15-2031	1,275,000	968,946
Crocs, Inc.144A	4.25	3-15-2029	3,470,000	2,845,400
Hanesbrands, Inc.144A	4.88	5-15-2026	1,530,000	1,405,787
				5,220,133
Auto manufacturers: 1.80%
Ford Motor Co.	3.25	2-12-2032	2,185,000	1,649,126
Ford Motor Co.	4.75	1-15-2043	2,440,000	1,694,901
Ford Motor Credit Co. LLC	4.00	11-13-2030	910,000	749,556
Ford Motor Credit Co. LLC	4.39	1-8-2026	3,310,000	3,137,556
				7,231,139
Auto parts & equipment: 0.51%
Cooper Tire & Rubber Co.	7.63	3-15-2027	2,115,000	2,055,547
Distribution/wholesale: 1.11%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	4,490,000	4,448,928
Entertainment: 4.12%
CCM Merger, Inc.144A	6.38	5-1-2026	8,120,000	7,686,209
Churchill Downs, Inc.144A	4.75	1-15-2028	3,360,000	3,008,964
Churchill Downs, Inc.144A	6.75	5-1-2031	645,000	595,012
Cinemark USA, Inc.144A	5.25	7-15-2028	2,230,000	1,926,000
Cinemark USA, Inc.144A	5.88	3-15-2026	980,000	930,538
Cinemark USA, Inc.144A	8.75	5-1-2025	1,251,000	1,264,186
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	1,174,000	1,124,330
				16,535,239
Home builders: 0.70%
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	780,000	655,515
Tri Pointe Homes, Inc.	5.70	6-15-2028	2,406,000	2,142,183
				2,797,698
Housewares: 0.76%
Newell Brands, Inc.	5.20	4-1-2026	3,230,000	3,049,615
The accompanying notes are an integral part of these financial statements.
12 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Leisure time: 2.36%
Carnival Holdings Bermuda Ltd.144A	10.38%	5-1-2028	$4,440,000	$4,733,991
NCL Corp. Ltd.144A	5.88	3-15-2026	2,235,000	2,005,912
NCL Corp. Ltd.144A	5.88	2-15-2027	1,370,000	1,261,043
NCL Corp. Ltd.144A	7.75	2-15-2029	1,715,000	1,496,835
				9,497,781
Retail: 6.82%
Bath & Body Works, Inc.144A	6.63	10-1-2030	2,190,000	2,027,492
Dave & Buster’s, Inc.144A	7.63	11-1-2025	1,055,000	1,047,087
FirstCash, Inc.144A	4.63	9-1-2028	2,950,000	2,587,453
LBM Acquisition LLC144A	6.25	1-15-2029	1,155,000	912,450
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	4,985,000	4,499,352
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	3,205,000	2,825,528
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	3,240,000	2,675,786
Michaels Cos., Inc.144A	7.88	5-1-2029	3,320,000	1,850,900
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	3,745,000	3,503,126
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	2,870,000	2,539,602
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	3,175,000	2,923,039
				27,391,815
Consumer, non-cyclical: 15.72%
Commercial services: 8.54%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	4,455,000	3,218,738
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	1,995,000	1,868,317
CoreCivic, Inc.	8.25	4-15-2026	8,455,000	8,560,086
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	4,670,000	3,481,111
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	4,584,000	2,174,558
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	2,250,000	2,086,431
Sabre Global, Inc.144A	8.63	6-1-2027	600,000	497,612
Sabre Global, Inc.144A	11.25	12-15-2027	6,470,000	5,761,442
Service Corp. International	7.50	4-1-2027	2,880,000	2,896,217
Upbound Group, Inc.144A	6.38	2-15-2029	4,365,000	3,753,900
				34,298,412
Food: 1.39%
B&G Foods, Inc.	5.25	9-15-2027	1,125,000	925,887
B&G Foods, Inc.144A	8.00	9-15-2028	4,780,000	4,658,070
				5,583,957
Healthcare-services: 5.79%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	3,135,000	2,797,517
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	2,060,000	1,462,917
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	125,000	94,688
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	1,565,000	1,430,497
IQVIA, Inc.144A	6.50	5-15-2030	2,650,000	2,570,500
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	1,590,000	1,371,280
Select Medical Corp.144A	6.25	8-15-2026	3,840,000	3,734,859
Star Parent, Inc.144A	9.00	10-1-2030	3,195,000	3,170,668
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 13

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Healthcare-services(continued)
Tenet Healthcare Corp.	4.88%	1-1-2026	$1,775,000	$1,701,167
Tenet Healthcare Corp.144A	6.75	5-15-2031	5,150,000	4,890,611
				23,224,704
Energy: 21.73%
Energy-alternate sources: 4.20%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	11,233,000	7,891,182
TerraForm Power Operating LLC144A	4.75	1-15-2030	4,160,000	3,515,200
TerraForm Power Operating LLC144A	5.00	1-31-2028	5,975,000	5,473,817
				16,880,199
Oil & gas: 6.17%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	4,595,000	4,564,397
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	6,125,000	5,971,875
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	2,140,000	1,926,599
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	400,000	355,112
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	835,000	731,438
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	2,725,000	2,547,719
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	400,000	349,321
Nabors Industries Ltd.144A	7.50	1-15-2028	2,525,000	2,230,080
Nabors Industries, Inc.144A	7.38	5-15-2027	3,085,000	2,868,154
Southwestern Energy Co.	4.75	2-1-2032	1,935,000	1,664,076
Southwestern Energy Co.	8.38	9-15-2028	1,510,000	1,559,120
				24,767,891
Oil & gas services: 2.11%
Bristow Group, Inc.144A	6.88	3-1-2028	4,535,000	4,200,544
Oceaneering International, Inc.	6.00	2-1-2028	4,050,000	3,715,875
Oceaneering International, Inc.144A	6.00	2-1-2028	610,000	559,675
				8,476,094
Pipelines: 9.25%
Buckeye Partners LP	5.85	11-15-2043	2,375,000	1,678,365
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	4,175,000	3,631,209
DT Midstream, Inc.144A	4.13	6-15-2029	935,000	803,921
DT Midstream, Inc.144A	4.38	6-15-2031	2,500,000	2,076,149
EnLink Midstream LLC144A	6.50	9-1-2030	3,415,000	3,277,954
EnLink Midstream Partners LP	5.05	4-1-2045	2,185,000	1,566,417
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	1,726,605
Harvest Midstream I LP144A	7.50	9-1-2028	2,010,000	1,904,581
Hess Midstream Operations LP144A	5.50	10-15-2030	1,065,000	966,813
Kinetik Holdings LP144A	5.88	6-15-2030	3,205,000	2,940,747
Rockies Express Pipeline LLC144A	4.95	7-15-2029	825,000	727,096
Rockies Express Pipeline LLC144A	6.88	4-15-2040	3,837,000	3,193,588
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	4,065,000	3,422,053
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	9-1-2031	1,150,000	967,690
The accompanying notes are an integral part of these financial statements.
14 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Venture Global Calcasieu Pass LLC144A	6.25%	1-15-2030	$4,570,000	$4,311,146
Venture Global LNG, Inc.144A	8.38	6-1-2031	4,125,000	3,936,302
				37,130,636
Financial: 15.16%
Diversified financial services: 6.74%
Enact Holdings, Inc.144A	6.50	8-15-2025	5,630,000	5,530,125
LPL Holdings, Inc.144A	4.38	5-15-2031	1,355,000	1,134,852
Nationstar Mortgage Holdings, Inc.144A	5.00	2-1-2026	2,955,000	2,746,665
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	2,130,000	1,979,878
Navient Corp.	5.00	3-15-2027	1,700,000	1,493,161
Navient Corp.	5.88	10-25-2024	185,000	180,643
Navient Corp.%%	11.50	3-15-2031	215,000	214,592
OneMain Finance Corp.	5.38	11-15-2029	950,000	781,124
OneMain Finance Corp.	7.13	3-15-2026	2,450,000	2,379,435
Oppenheimer Holdings, Inc.	5.50	10-1-2025	3,325,000	3,158,750
PRA Group, Inc.144A	5.00	10-1-2029	5,610,000	3,722,106
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.144A	4.00	10-15-2033	1,545,000	1,135,575
United Wholesale Mortgage LLC144A	5.50	11-15-2025	1,250,000	1,188,105
United Wholesale Mortgage LLC144A	5.50	4-15-2029	1,695,000	1,419,562
				27,064,573
Insurance: 3.19%
AmWINS Group, Inc.144A	4.88	6-30-2029	4,085,000	3,496,932
AssuredPartners, Inc.144A	5.63	1-15-2029	3,270,000	2,774,041
BroadStreet Partners, Inc.144A	5.88	4-15-2029	5,775,000	5,034,945
HUB International Ltd.144A	5.63	12-1-2029	1,250,000	1,076,527
HUB International Ltd.144A	7.25	6-15-2030	425,000	414,571
				12,797,016
REITS: 5.23%
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	1,025,000	902,224
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	741,000	720,030
Iron Mountain, Inc.144A	4.50	2-15-2031	2,870,000	2,347,612
Iron Mountain, Inc.144A	5.25	7-15-2030	4,255,000	3,693,651
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.25	2-1-2027	750,000	655,189
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	3,145,000	2,989,552
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	960,000	582,002
Service Properties Trust	4.35	10-1-2024	1,745,000	1,672,715
Service Properties Trust	4.75	10-1-2026	1,475,000	1,254,168
Service Properties Trust	5.25	2-15-2026	2,120,000	1,896,022
Service Properties Trust	7.50	9-15-2025	550,000	534,364
Starwood Property Trust, Inc.144A	4.38	1-15-2027	2,995,000	2,569,440
Starwood Property Trust, Inc.	4.75	3-15-2025	1,230,000	1,176,983
				20,993,952
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 15

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrial: 13.13%
Aerospace/defense: 2.78%
Spirit AeroSystems, Inc.144A	7.50%	4-15-2025	$4,590,000	$4,578,679
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	2,400,000	2,464,634
TransDigm, Inc.	7.50	3-15-2027	4,140,000	4,134,932
				11,178,245
Building materials: 2.03%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	5,380,000	5,023,467
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	3,290,000	3,129,613
				8,153,080
Hand/machine tools: 2.06%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	3,445,000	3,478,520
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%)144A¥	14.50	10-15-2028	5,864,446	4,779,523
				8,258,043
Machinery-diversified: 1.41%
Chart Industries, Inc.144A	7.50	1-1-2030	635,000	623,561
Chart Industries, Inc.144A	9.50	1-1-2031	1,060,000	1,091,763
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	4,320,000	3,933,132
				5,648,456
Packaging & containers: 3.42%
Berry Global, Inc.144A	5.63	7-15-2027	3,780,000	3,608,113
Clearwater Paper Corp.144A	5.38	2-1-2025	4,750,000	4,792,750
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	4,260,000	3,395,560
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	2,115,000	1,935,225
				13,731,648
Trucking & leasing: 1.43%
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	2,415,000	2,195,990
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	3,571,000	3,535,700
				5,731,690
Technology: 3.47%
Computers: 1.67%
McAfee Corp.144A	7.38	2-15-2030	1,350,000	1,079,967
Seagate HDD	4.13	1-15-2031	2,898,000	2,296,159
Seagate HDD144A	8.25	12-15-2029	430,000	436,978
Seagate HDD144A	8.50	7-15-2031	2,840,000	2,889,879
				6,702,983
Software: 1.80%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	2,005,000	1,638,578
Cloud Software Group, Inc.144A	6.50	3-31-2029	2,180,000	1,913,926
Cloud Software Group, Inc.144A	9.00	9-30-2029	2,510,000	2,137,478
SS&C Technologies, Inc.144A	5.50	9-30-2027	1,625,000	1,524,693
				7,214,675
The accompanying notes are an integral part of these financial statements.
16 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Utilities: 6.56%
Electric: 6.56%
NextEra Energy Operating Partners LP144A	4.25%	9-15-2024	$32,000	$30,240
NextEra Energy Operating Partners LP144A	4.50	9-15-2027	1,690,000	1,513,217
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	2,354,425	2,336,766
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	7,250,000	6,319,663
PG&E Corp.	5.25	7-1-2030	8,170,000	7,156,111
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	3,710,000	3,376,100
Vistra Operations Co. LLC144A	5.63	2-15-2027	3,775,000	3,552,326
Vistra Operations Co. LLC144A	7.75	10-15-2031	2,130,000	2,055,918
				26,340,341
Total corporate bonds and notes (Cost $513,130,298)				466,467,871
Loans: 9.76%
Communications: 0.67%
Advertising: 0.29%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	9.14	8-21-2026	1,207,455	1,157,140
Media: 0.38%
Hubbard Radio LLC (1 Month LIBOR+4.25%)±	9.69	3-28-2025	1,826,972	1,536,941
Consumer, cyclical: 1.33%
Airlines: 1.26%
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.80	6-21-2027	3,041,250	3,129,568
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.17	10-20-2027	1,875,790	1,919,176
				5,048,744
Leisure time: 0.07%
Carnival Corp. (U.S. SOFR 1 Month+3.00%)‡±	8.34	8-8-2027	299,250	293,639
Consumer, non-cyclical: 3.60%
Commercial services: 3.38%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.45	3-23-2027	8,986,121	9,132,145
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.92	9-1-2028	1,855,000	1,717,934
PECF USS Intermediate Holding III Corp. (U.S. SOFR 3 Month+4.25%)±	9.89	12-15-2028	817,919	615,795
Sotheby’s (U.S. SOFR 3 Month+4.50%)±	10.16	1-15-2027	2,169,451	2,094,193
				13,560,067
Healthcare-services: 0.22%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.20	8-31-2026	898,521	897,147
Energy: 1.78%
Pipelines: 1.78%
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.82	9-29-2028	1,835,029	1,834,699
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%)±	9.57	10-5-2028	3,275,000	3,251,453
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month+4.50%)±	9.92	9-19-2029	2,063,700	2,048,593
				7,134,745
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financial: 2.23%
Diversified financial services: 0.40%
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%)±	9.79%	4-30-2024	$2,148,275	$1,326,560
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+8.00%)‡±	13.38	4-30-2025	1,786,861	268,029
				1,594,589
Insurance: 1.83%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	8.69	12-23-2026	5,524,883	5,331,513
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.69	1-31-2028	575,000	497,990
HUB International Ltd. (U.S. SOFR 3 Month+4.25%)±	9.66	6-20-2030	1,535,000	1,533,910
				7,363,413
Industrial: 0.15%
Machinery-diversified: 0.15%
TK Elevator U.S. Newco, Inc. (6 Month LIBOR+3.50%)±	9.38	7-30-2027	616,290	611,594
Total loans (Cost $41,420,004)				39,198,019

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights♦†	12-5-2025	8,332	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights♦†	12-5-2025	8,332	0
Total rights (Cost $0)			0

		Maturity date	Principal
Yankee corporate bonds and notes: 17.55%
Communications: 0.76%
Telecommunications: 0.76%
Altice France SA144A	8.13	2-1-2027	$3,620,000	3,051,534
Intelsat Jackson Holdings SA♦†	5.50	8-1-2023	8,490,000	0
				3,051,534
Consumer, cyclical: 7.28%
Airlines: 1.72%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	5,280,000	5,603,400
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	1,710,000	1,310,154
				6,913,554
Entertainment: 0.60%
Banijay Entertainment SASU144A	8.13	5-1-2029	2,480,000	2,417,969
Leisure time: 4.96%
Carnival Corp.144A	4.00	8-1-2028	2,240,000	1,948,396
Carnival Corp.144A	6.00	5-1-2029	3,900,000	3,294,706
Carnival Corp.144A	7.00	8-15-2029	855,000	838,362
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Leisure time(continued)
Carnival Corp.144A	7.63%	3-1-2026	$1,185,000	$1,152,285
NCL Corp. Ltd.144A	8.13	1-15-2029	710,000	693,666
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	395,000	364,023
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	5,600,000	5,106,369
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	1,920,000	2,004,171
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	4,150,000	4,500,945
				19,902,923
Consumer, non-cyclical: 0.85%
Pharmaceuticals: 0.85%
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,885,000	1,802,149
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	1,605,000	1,589,066
				3,391,215
Energy: 1.73%
Oil & gas: 0.59%
Borr IHC Ltd./Borr Finance LLC144A%%	10.00	11-15-2028	2,400,000	2,388,557
Pipelines: 1.14%
Northriver Midstream Finance LP144A	5.63	2-15-2026	4,835,000	4,569,075
Financial: 1.83%
Diversified financial services: 1.83%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	4,910,000	4,332,060
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	3,035,000	3,025,136
				7,357,196
Industrial: 3.74%
Aerospace/defense: 0.68%
Bombardier, Inc.144A	7.13	6-15-2026	2,820,000	2,713,365
Electronics: 1.19%
Sensata Technologies BV144A	4.00	4-15-2029	3,325,000	2,826,607
Sensata Technologies BV144A	5.88	9-1-2030	2,140,000	1,954,533
				4,781,140
Packaging & containers: 0.87%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	1,925,000	1,443,883
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	2,190,000	2,069,591
				3,513,474
Trucking & leasing: 1.00%
Fly Leasing Ltd.144A	7.00	10-15-2024	4,350,000	4,002,000
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Portfolio of investments—October 31, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Utilities: 1.36%
Electric: 1.36%
Drax Finco PLC144A	6.63%	11-1-2025	$5,655,000	$5,442,939
Total yankee corporate bonds and notes (Cost $74,080,592)				70,444,941

		Yield	Shares
Short-term investments: 4.80%
Investment companies: 4.80%
Allspring Government Money Market Fund Select Class♠∞##		5.29	19,269,763	19,269,763
Total short-term investments (Cost $19,269,763)				19,269,763
Total investments in securities (Cost $648,435,300)	148.60%			596,580,629
Other assets and liabilities, net	(48.60)			(195,111,998)
Total net assets	100.00%			$401,468,631

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,927,014	$88,521,960	$(81,179,211)	$0	$0	$19,269,763	19,269,763	$212,972
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Statement of assets and liabilities—October 31, 2023 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $629,165,537)	$577,310,866
Investments in affiliated securities, at value (cost $19,269,763)	19,269,763
Cash	17,666
Receivable for interest	10,481,428
Receivable for investments sold	973,050
Prepaid expenses and other assets	22,094
Total assets	608,074,867
Liabilities
Secured borrowing payable	189,000,000
Payable for investments purchased	10,678,581
Dividends payable	2,823,140
Payable for when-issued transactions	2,578,723
Advisory fee payable	301,632
Administration fee payable	25,136
Accrued expenses and other liabilities	1,199,024
Total liabilities	206,606,236
Total net assets	$401,468,631
Net assets consist of
Paid-in capital	$556,120,577
Total distributable loss	(154,651,946)
Total net assets	$401,468,631
Net asset value per share
Based on $401,468,631 divided by 59,368,071 shares issued and outstanding (100,000,000 shares authorized)	$6.76
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Statement of operations—six months ended October 31, 2023 (unaudited)
Statement of operations
Investment income
Interest	$21,004,887
Income from affiliated securities	212,972
Dividends	16,692
Total investment income	21,234,551
Expenses
Advisory fee	1,833,904
Administration fee	152,826
Custody and accounting fees	2,967
Professional fees	68,607
Shareholder report expenses	21,887
Trustees’ fees and expenses	11,891
Transfer agent fees	24,758
Interest expense	5,741,422
Other fees and expenses	15,279
Total expenses	7,873,541
Net investment income	13,361,010
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(2,561,921)
Net change in unrealized gains (losses) on investments	(16,171,393)
Net realized and unrealized gains (losses) on investments	(18,733,314)
Net decrease in net assets resulting from operations	$(5,372,304)
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended October 31, 2023 (unaudited)	Year ended April 30, 2023
Operations
Net investment income	$13,361,010	$29,651,296
Net realized losses on investments	(2,561,921)	(45,003,699)
Net change in unrealized gains (losses) on investments	(16,171,393)	5,217,089
Net decrease in net assets resulting from operations	(5,372,304)	(10,135,314)
Distributions to shareholders from
Net investment income and net realized gains	(17,149,471)	(31,188,893)
Tax basis return of capital	0	(8,427,242)
Total distributions to shareholders	(17,149,471)	(39,616,135)
Capital share transactions
Cost of shares repurchased	(1,876,495)	(3,838,602)
Total decrease in net assets	(24,398,270)	(53,590,051)
Net assets
Beginning of period	425,866,901	479,456,952
End of period	$401,468,631	$425,866,901
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Statement of cash flows—six months ended October 31, 2023 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(5,372,304)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(141,288,326)
Proceeds from the sales of long-term securities	137,724,442
Amortization, net	252,705
Purchases and sales of short-term securities, net	(7,342,749)
Decrease in receivable for investments sold	5,724,602
Increase in receivable for interest	(296,993)
Decrease in prepaid expenses and other assets	9,091
Increase in payable for investments purchased	9,972,672
Decrease in advisory fee payable	(1,236)
Decrease in administration fee payable	(103)
Increase in accrued expenses and other liabilities	1,077,563
Net realized losses on unaffiliated securities	2,561,921
Net change in unrealized gains (losses) on unaffiliated securities	16,171,393
Net cash provided by operating activities	19,192,678
Cash flows from financing activities
Cost of shares repurchased	(1,876,495)
Cash distributions paid	(17,300,205)
Net cash used in financing activities	(19,176,700)
Net increase in cash	15,978
Cash
Beginning of period	1,688
End of period	$17,666
Supplemental cash disclosure
Cash paid for interest	$4,693,295
The accompanying notes are an integral part of these financial statements.
24 | Allspring Income Opportunities Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2023 (unaudited)	Year ended April 30
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.14	$7.96	$9.16	$7.56	$8.98	$9.00
Net investment income	0.22 [1]	0.50 [1]	0.55 [1]	0.54 [1]	0.54 [1]	0.57 [1]
Net realized and unrealized gains (losses) on investments	(0.31)	(0.67)	(1.04)	1.74	(1.28)	(0.02)
Total from investment operations	(0.09)	(0.17)	(0.49)	2.28	(0.74)	0.55
Distributions to shareholders from
Net investment income	(0.29)	(0.52)	(0.61)	(0.58)	(0.57)	(0.59)
Tax basis return of capital	0.00	(0.14)	(0.11)	(0.10)	(0.14)	(0.09)
Total distributions to shareholders	(0.29)	(0.66)	(0.72)	(0.68)	(0.71)	(0.68)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.01	0.01	0.00 [2]	0.03	0.11
Net asset value, end of period	$6.76	$7.14	$7.96	$9.16	$7.56	$8.98
Market value, end of period	$5.80	$6.38	$7.54	$8.64	$6.81	$8.09
Total return based on market value[3]	(4.81)%	(6.70)%	(5.19)%	38.39%	(7.91)%	9.29%
Ratios to average net assets (annualized)
Gross expenses*	3.73%	2.74%	1.26%	1.29%	2.16%	2.15%
Net expenses*	3.73%	2.74%	1.26%	1.29%	2.16%	2.12%
Net investment income*	6.33%	6.85%	6.14%	6.27%	6.21%	6.38%
Supplemental data
Portfolio turnover rate	21%	52%	54%	61%	30%	16%
Net assets, end of period (000s omitted)	$401,469	$425,867	$479,457	$554,908	$458,555	$566,335
Borrowings outstanding, end of period (000s omitted)	$189,000	$189,000	$194,000	$194,000	$163,400	$231,027
Asset coverage per $1,000 of borrowing, end of period	$3,124	$3,253	$3,471	$3,860	$3,806	$3,451

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2023 (unaudited)	2.72%
Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 25

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
26 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2023, the aggregate cost of all investments for federal income tax purposes was $654,511,125 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$4,232,112
Gross unrealized losses	(62,162,608)
Net unrealized losses	$(57,930,496)
As of April 30, 2023, the Fund had capital loss carryforwards which consisted of $39,189,805 in short-term capital losses and $50,280,007 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Income Opportunities Fund | 27

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$0	$0	$0	$0
Energy	1,200,035	0	0	1,200,035
Corporate bonds and notes	0	466,467,871	0	466,467,871
Loans	0	38,636,351	561,668	39,198,019
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	70,444,941	0	70,444,941
Short-term investments
Investment companies	19,269,763	0	0	19,269,763
Total assets	$20,469,798	$575,549,163	$561,668	$596,580,629
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At October 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended October 31, 2023.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2023 and year ended April 30, 2023, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2023, the Fund repurchased 296,286 of its shares on the open market at a total cost of $1,876,495 (weighted average price per share of $6.34). The weighted average discount of these repurchased shares was 45.01%. For the year ended April 30, 2023, the Fund repurchased 581,767 of its shares on the open market at a total cost of $3,838,602.
28 | Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
6.
BORROWINGS
The Fund has borrowed $189,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended October 31, 2023, the Fund had average borrowings outstanding of $189,000,000 (on an annualized basis) at an average interest rate of 6.03% and recorded interest in the amount of $5,741,422, which represents 2.72% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2023 were $141,288,326 and $124,123,785, respectively.
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.
SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 27,2023	November 14,2023	December 1,2023	$0.04738
November 15,2023	December 12,2023	January 2,2024	0.05173
These distributions are not reflected in the accompanying financial statements.
Allspring Income Opportunities Fund | 29

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On August 8, 2023, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Isaiah Harris, Jr.
Shares voted “For”	41,740,030
Shares voted “Withhold”	3,021,580
David F. Larcker
Shares voted “For”	41,781,870
Shares voted “Withhold”	2,979,740
Olivia S. Mitchell
Shares voted “For”	41,442,876
Shares voted “Withhold”	3,318,734
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”). The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by

30 | Allspring Income Opportunities Fund

Other information (unaudited)
shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 31

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

32 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Income Opportunities Fund

Other information (unaudited)
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Income Opportunities Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Income Opportunities Fund | 35

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans and their approaches to data privacy and cybersecurity. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2022. The Board considered these results in comparison to the investment performance of funds in a Universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe.  The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for all periods under review except for the one-year period, which was in range of the average investment performance of the Universe.  The Board also noted that the performance of the Fund was higher than its benchmark, the ICE BofA U.S. High Yield Constrained Index, for all periods under review except for the one-year period, which was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.

36 | Allspring Income Opportunities Fund

Other information (unaudited)
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Income Opportunities Fund | 37

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

38 | Allspring Income Opportunities Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11032023-usjqxiz2 12-23
SAR148 10-23

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2023 to 5/31/2023	0	0	0	2,924,870
6/1/2023 to 6/30/2023	35,284	6.27	35,284	2,889,586
7/1/2023 to 7/31/2023	103,563	6.42	103,563	2,786,023
8/1/2023 to 8/31/2023	108,583	6.38	108,583	2,677,440
9/1/2023 to 9/30/2023	0	0	0	2,677,440
10/1/2023 to 10/31/2023	48,856	6.02	48,856	2,628,584
Total	296,286	6.27	296,286	2,628,584

On November 12, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and

3

ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: December 21, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 21, 2023